UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: February 4, 2016

DATE OF EARLIEST EVENT REPORTED: January 29, 2016

001-35922

(Commission file number)

PEDEVCO CORP.

(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201

Danville, California 94506

 (Address of principal executive offices)

(855) 733-2685

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 29, 2016, PEDEVCO Corp. (the “Company”), entered into a Letter Agreement (the “Letter Agreement”) with Senior Health Insurance Company of Pennsylvania (“SHIP”) (as successor-in-interest to BRe BCLIC Primary), BRe BCLIC Sub, BRe WINIC 2013 LTC Primary, BRe WNIC 2013 LTC Sub, HEARTLAND Bank, and RJ Credit LLC (“RJC”) (collectively, the “Lenders”), and BAM Administrative Services LLC (the “Agent”), as agent for the Lenders. The Lenders are parties to that certain Note Purchase Agreement, dated March 7, 2014 (as amended and modified to date, the “NPA”), by and among the Company, the Lenders and the Agent, pursuant to which the Company issued Senior Secured Promissory Notes to each of the Lenders (collectively, the “Senior Notes”), and RJC is also a party to that certain Note and Security Agreement, dated April 10, 2014, as amended on February 23, 2015, issued by the Company to RJ Credit LLC (the “RJC Junior Note,” and together with the Senior Notes, the “Notes”).

The Letter Agreement extends by one (1) month, through February 29, 2016, the deferral of the payment of interest and principal due under the Notes (the “Deferral Extension”), which payments were originally delayed for a period of six (6) months from August 1, 2015 through January 31, 2016 pursuant to those certain Letter Agreements entered into with the Lenders on August 28, 2015 (the “Original Deferral Agreements”), as more fully described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange on September 1, 2015. The purpose of the Deferral Extension is to provide the Company with the financial resources and runaway it believes it needs to fully-focus upon and consummate the merger with GOM Holdings, LLC (“GOM”) as contemplated by that certain Agreement and Plan of Merger and Reorganization, dated December 29, 2015, entered into by the Company and GOM (the “GOM Agreement”), which merger the Company is targeting to close no later than February 29, 2016. The closing of the transactions contemplated by the GOM Agreement is subject to various closing conditions, described in greater detail in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 30, 2015, and no assurance can be made that the transactions contemplated by the GOM Agreement will be completed.

Specifically, pursuant to the Letter Agreement, (i) all Lenders agreed to further defer until the maturity date of their Senior Notes the mandatory principal payments that would otherwise be due and payable by the Company to them on payment dates occurring through February 29, 2016, (ii) HEARTLAND Bank agreed to change the next scheduled semi-annual interest payment due from February 1, 2016 to March 1, 2016 (with interest due and payable thereafter on a semi-annual basis) and to change the next mandatory principal repayment due date to September 3, 2016, and the Company agreed to place an amount equal to 1/6th of the semi-annual principal and interest payments due into a sinking fund which the Company shall pay to HEARTLAND Bank every six months when due and owing, and (iii) SHIP, BRe BCLIC Sub, BRe WINIC 2013 LTC Primary, BRe WNIC 2013 LTC Sub, and RJC agreed to (a) defer until the maturity date of their Senior Notes and the RJC Junior Note all of the interest payments that would otherwise be due and payable by the Company to them in February 2016; (b) return the interest rate under each of their Senior Notes to 15% per annum (compared to 17% annum pursuant to the Original Deferral Agreements), and the interest rate under the RJC Junior Note to 12% cash pay per annum, effective January 31, 2016; and (c) delay the issuance of any “Subsequent Warrants” (as defined in the Original Deferral Agreements) issuable pursuant thereto to within 30 days of March 1, 2016, subject to NYSE MKT additional listing approval.

In addition, on the Monday of each week commencing on February 1, 2016 and thereafter, the Company agreed to deliver to the Agent: (a) an accounts receivable and accounts payable listing as of the close of business of the preceding week; (b) collection reports for the preceding week; (c) a compliance report with respect to the Budget which includes a comparison of all categories in the Budget with actual levels of expenditures and revenues generated for the preceding week together with an explanation of all variances from the Budget; and (d) a listing of all the Company’s and its subsidiaries’ (collectively, the “PEDEVCO Group Companies”) checks outstanding as of the end of the preceding week. For purposes of the Letter Agreement, the term, “Budget” means the PEDEVCO Group Companies’ budget for the ten (10) week period covered thereby in a form and substance satisfactory to the Agent, as such Budget may be modified, from time to time so long as such modifications have been agreed to by the Company and the Lenders in their reasonable discretion. Furthermore, the Company agreed that at no time shall the PEDEVCO Group Companies’ disbursements exceed by more than 5% those amounts set forth in the Budget, and the Company agreed further to provide to the Agent a copy of (i) any selling memoranda (and any other similar marketing materials) for or relating to the sale of all or any equity or asset of any PEDEVCO Group Company (such sale, a “PEDEVCO Sale”), (ii) any loan memoranda (and any other similar marketing materials) for or relating to the borrowing of money by any PEDEVCO Group Company (such borrowing transaction, an “Additional PEDEVCO Loan”) or (iii) any executed letter of intent, purchase agreement, merger agreement or similar agreement relating to any PEDEVCO Sale or Additional PEDEVCO Loan, in each case within two (2) business days after (x) in the case of preceding clause (i) or (ii), the final preparation thereof or (y) in the case of preceding clause (iii), execution thereof by the parties thereto.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1*	Letter Agreement, dated January 29, 2016, by and among PEDEVCO Corp., BAM Administrative Services LLC, Senior Health Insurance Company of Pennsylvania, BRE BCLIC Sub, BRE WNIC 2013 LTC Primary, BRE WNIC 2013 LTC Sub, HEARTLAND Bank, and RJ Credit LLC

* Filed herewith.

Important Information

In connection with the proposed business combination between PEDEVCO Corp. (“PEDEVCO”) and GOM Holdings, LLC (“GOM”), PEDEVCO currently intends to file a proxy statement with the SEC to seek approval for the Shareholder Approval defined and described in the GOM Agreement. This communication is not a substitute for any proxy statement or other document PEDEVCO may file with the SEC in connection with the Shareholder Approval. Prospective investors are urged to read the proxy statement when filed as it will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of PEDEVCO. Prospective investors may obtain free copies of the proxy statement, when filed, as well as other filings containing information about PEDEVCO, without charge, at the SEC’s website (www.sec.gov). Copies of PEDEVCO’s SEC filings may also be obtained from PEDEVCO without charge at PEDEVCO’s website (www.pacificenergydevelopment.com) or by directing a request to PEDEVCO at (855) 733-3826.

Participants in Solicitation

PEDEVCO and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the Shareholder Approval. Information regarding PEDEVCO’s directors and executive officers is available in PEDEVCO’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 31, 2015 and PEDEVCO Corp.’s definitive proxy statement on Schedule 14A, filed with the SEC on August 25, 2015. Additional information regarding the interests of such potential participants will be included in the proxy statement to be filed with the SEC by PEDEVCO in connection with the Shareholder Approval and in other relevant documents filed by PEDEVCO with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between PEDEVCO and GOM are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about PEDEVCO and GOM, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PEDEVCO’s most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•	termination of the proposed combination by either party subject to the terms of the Agreement and Plan of Merger and Reorganization;
•	failure to obtain the approval of members of GOM in connection with the proposed transaction or the approval of the shareholders of PEDEVCO for the Shareholder Approval;
•	the failure to consummate or delay in consummating the proposed transaction for other reasons;
•	the timing to consummate the proposed transaction;
•	the risk that a condition to closing of the proposed transaction may not be satisfied;
•	the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;
•	PEDEVCO’s ability to achieve the synergies and value creation contemplated by the proposed transaction;
•	the ability of PEDEVCO to effectively integrate GOM’s operations; and
•	the diversion of management time on transaction-related issues.

PEDEVCO’s forward-looking statements are based on assumptions that PEDEVCO believes to be reasonable but that may not prove to be accurate. PEDEVCO cannot guarantee future results, level of activity, performance or achievements. Moreover, PEDEVCO does not assume responsibility for the accuracy and completeness of any of these forward-looking statements. PEDEVCO assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

Date: February 4, 2016	By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Letter Agreement, dated January 29, 2016, by and among PEDEVCO Corp., BAM Administrative Services LLC, Senior Health Insurance Company of Pennsylvania, BRE BCLIC Sub, BRE WNIC 2013 LTC Primary, BRE WNIC 2013 LTC Sub, HEARTLAND Bank, and RJ Credit LLC

* Filed herewith.